                           INCORPORATED UNDER THE LAWS OF
                                      Delaware
                                    May 7, 1999

NUMBER                                                                SHARES


                                 NBC INTERNET, INC
                               Authorized 100 Shares
                               $0.0001 par value each

THIS CERTIFIES THAT _____________________________________________ is the
registered holder of ________________________________________________Shares


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.
                  this ___________ day of ______________A. D.

____________________                                           ________________
           Secretary                    [SEAL]                         President

                                    CERTIFICATE
                                        FOR




                                       SHARES


                                         OF


                                 NBC INTERNET, INC.


                                     ISSUED TO



                          -------------------------------
                                       DATED


                          -------------------------------



For Value Received, _____ hereby sell, assign and transfer unto ________________ _______________________________________________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
     Dated _____________________________
          In presence of ___________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
  UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                      ENLARGEMENT, OR ANY CHANGE WHATEVER.